SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) March 6, 2002
                                                --------------------------------

                              ORALABS HOLDING CORP.
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             (Exact name of registrant as specified in its charter)


Colorado                            000-23039                    14-1623047
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  (State or other                  (Commission                (I.R.S. Employer
   jurisdiction                    File Number)              Identification No.)
 of incorporation)


  2901 South Tejon, Englewood, Colorado                              80110
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      (303) 783-9499
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         (Former name or former address, if changed since last report.)

Item No. 5.  Other Events.
             -------------


     The business of OraLabs Holding Corp. (the "Company") includes, as deemed appropriate from time to time by the Company's Board of Directors, the contacting of persons involved in corporate finance matters to determine if there are businesses interested in a merger or other acquisition of or combination with the Company. The completion of a transaction may include, if warranted, the acquisition by the Company's President and majority shareholder of the Company's assets that form the basis of the Company's oral care, lip care and nutritional supplement businesses.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORALABS HOLDING CORP.


                                       By: /s/  Emile Jordan
                                           -------------------------------------
                                           Emile Jordan, Chief Financial Officer


Date:   March 6, 2002